UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2011 (November 30, 2010)

HEALTHSPRING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32739	20-1821898
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9009 Carothers Parkway Suite 501 Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 291-7000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

HealthSpring, Inc., a Delaware corporation (“HealthSpring”), hereby amends its Current Report on Form 8-K, which was initially filed on December 2, 2010, to include the financial statements required by Item 9.01 hereof. These financial statements were intentionally omitted from the initial Current Report on Form 8-K because HealthSpring did not have all of the necessary information to file such financial statements on the initial filing date. These financial statements are filed as Exhibits 99.2, 99.3, and 99.4 to this amendment of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The audited financial statements of Bravo Health, Inc. (“Bravo”) as of and for the years ended December 31, 2009 and 2008 are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

The unaudited interim financial statements of Bravo as of and for the nine months ended September 30, 2010 are filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma financial information of HealthSpring as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009 is filed herewith as Exhibit 99.4 and is incorporated herein by reference.

(d) Exhibits

Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.2	Audited Consolidated Financial Statements of Bravo Health, Inc. as of and for the years ended December 31, 2009 and 2008

Exhibit 99.3	Unaudited Condensed Consolidated Financial Statements of Bravo Health, Inc. as of and for the nine months ended September 30, 2010

Exhibit 99.4	Unaudited Pro Forma Condensed Combined Financial Statements of HealthSpring, Inc. as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHSPRING, INC.

By: /s/ J. Gentry Barden
J. Gentry Barden
Senior Vice President

Date: February 11, 2011

EXHIBIT INDEX

No.	Exhibit
Exhibit 23.1	Consent of Ernst & Young LLP

Exhibit 99.2	Audited Consolidated Financial Statements of Bravo Health, Inc. as of and for the years ended December 31, 2009 and 2008

Exhibit 99.3	Unaudited Condensed Consolidated Financial Statements of Bravo Health, Inc. as of and for the nine months ended September 30, 2010

Exhibit 99.4	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009